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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 AMENDMENT NO. 1 TO
                                   FORM 8-K/A

                             ---------------------

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                             ---------------------

        Date of Report (Date of earliest event reported):  July 31, 1998

                             ---------------------

                               BIO-VASCULAR, INC.
              (Exact name of registrant as specified in its charter)

        Minnesota                      0-13907                   41-1526554
(State of or other juris-            (Commission              (I.R.S. Employer
diction  of incorporation)           File Number)            Identification No.)

         2575 University Avenue, St. Paul, Minnesota     55114-1024
          (Address of principal executive offices)       (zip code)


       Registrant's telephone number, including area code: (651) 603-3700


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

     On July 31, 1998 Bio-Vascular, Inc., a Minnesota corporation ("Bio-Vascular") acquired Jer-Neen Manufacturing Co., Inc., a Minnesota corporation ("Jer-Neen"). The acquisition was completed pursuant to an Acquisition Agreement and Plan of Reorganization dated as of such date (the "Acquisition Agreement") by and among Bio-Vascular, Jer-Neen and Jer-Neen Acquisition, Inc., a Minnesota corporation and a wholly-owned subsidiary of Bio-Vascular (the "Acquisition Subsidiary"), and George Nelson, Jr., Ronald Breckner, James Pfau, Willard Sykes and Catherine Sykes as the shareholders of Jer-Neen (the "Shareholders"). Under the terms of the Acquisition Agreement, Jer-Neen merged with and into the Acquisition Subsidiary, with the separate existence of Jer-Neen ceasing and the Acquisition Subsidiary surviving (the "Merger").

     Pursuant to the terms of the Acquisition Agreement, all of the issued and outstanding shares of common stock of Jer-Neen were converted into the right to receive an aggregate of $1,750,000 in cash and an aggregate of 585,872 shares of common stock, $.01 par value per share, of Bio-Vascular ("Bio-Vascular Common Stock"), with all of such cash paid and shares issued at the closing of the Merger. The total consideration paid by Bio-Vascular was determined pursuant to arms' length negotiations and took into account various factors concerning the business and prospects of Jer-Neen.

     The number of shares of Bio-Vascular Common Stock issued in connection with the Merger was determined pursuant to a letter of intent among Bio-Vascular and each of the Shareholders, dated May 28, 1998. The letter of intent provided for the stock portion of the consideration to consist of a number of shares of Bio-Vascular Common Stock having an aggregate value of $2,750,000, based on the average closing price of a share of Bio-Vascular Common Stock reported by the Nasdaq National Market for (i) the ten consecutive trading days prior to public announcement of execution of the letter of intent and (ii) the ten consecutive trading days ending July 27, 1998. The 585,872 shares of Bio-Vascular Common Stock issued to the Shareholders represented approximately 6.5% of the issued and outstanding shares of Bio-Vascular Common Stock immediately prior to issuance and approximately 6.1% of the issued and outstanding shares of Bio-Vascular Common Stock immediately following issuance. All of the shares of Bio-Vascular Common Stock issued to the Shareholders in connection with the Merger are "restricted stock," as defined in the rules promulgated under the Securities Act of 1933, as amended (the "Securities Act"), but the Acquisition Agreement provides that Bio-Vascular will use reasonable best efforts to register the resale of such shares under the Securities Act. Under the Acquisition Agreement, Bio-Vascular will bear all registration, filing and listing fees, printing expenses, fees and disbursements of counsel and accountants for Bio- Vascular and all blue sky fees incurred in connection with registration of such shares of Bio-Vascular Common Stock.

     At the closing of the Merger Bio-Vascular also paid an additional $950,000 in cash allocated among the Shareholders in consideration of each Shareholder's covenant under the Acquisition Agreement, for a period of ten years following closing of the Merger, not to engage, directly or indirectly, in certain activities competitive with the business conducted by Jer-Neen prior to the Merger.

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     The total cash portion of the consideration paid to the Shareholders for their Jer-Neen stock and with respect to the non-competition covenants was paid out of Bio-Vascular's existing cash at the time of the closing of the Merger.

     Jer-Neen is a value-added manufacturer of precision components such as micro coils, wire forms and spring components used in implantable defibrillation, interventional medicine and other surgical applications within the medical device industry. Following the Merger, Bio-Vascular will continue Jer-Neen's business through the Acquisition Subsidiary, which has been re-named Jer-Neen Manufacturing Co., Inc.

     James F. Pfau will continue to manage Jer-Neen's business as the president of the Acquisition Subsidiary pursuant to an Employment Agreement among Mr. Pfau, Bio-Vascular and the Acquisition Subsidiary, dated July 31, 1998. The Employment Agreement provides for an initial term of three (3) years. Under the Employment Agreement Bio-Vascular will grant Mr. Pfau restricted shares of Bio-Vascular Common Stock vesting over a period of four (4) years and options to purchase Bio-Vascular Common Stock becoming exerciseable over a period of four
(4) years. Bio-Vascular and Mr. Pfau have also entered into a Change in Control Agreement providing Mr. Pfau with certain benefits in the event of a change in control of Bio-Vascular. Mr. Pfau's Employment Agreement and Change in Control Agreement are filed as exhibits to this report and are incorporated herein by reference.

     For accounting purposes, it is intended that the Merger will be treated as a purchase.

     Additional information regarding the Merger is contained in the Acquisition Agreement, which is an exhibit to this report and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

       A. FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
          -----------------------------------------

          The required historical financial statements of Jer-Neen are unavailable as of the time of this report. Bio-Vascular will include such historical financial statements in an amendment to this Current Report on Form 8- K to be filed as soon as practicable, but in no event later than sixty (60) days from the date that this report was first required to be filed.

       B. PRO FORMA FINANCIAL INFORMATION.
          -------------------------------

          The required pro-forma financial information is unavailable as of the time of this report. Bio-Vascular will include such pro-forma financial information in an amendment to this Current Report on Form 8-K to be filed as soon as practicable, but in no event later than sixty (60) days from the date that this report was first required to be filed.

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       C. EXHIBITS.
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     2.1  Acquisition Agreement and Plan of Reorganization by and among
          Bio-Vascular, Inc., Jer-Neen Acquisition, Inc., Jer-Neen Manufacturing Co., Inc., George Nelson, Jr., Ronald Breckner, James Pfau, Willard Sykes and Catherine Sykes dated July 31, 1998.

    10.1 Employment Agreement dated July 31, 1998 among Bio-Vascular, Inc., Jer- Neen Manufacturing Co., Inc. and James F. Pfau.

    10.2 Change in Control Agreement dated July 31, 1998 between Bio-Vascular, Inc. and James F. Pfau.

    99.1  Press Release, dated June 2, 1998.

    99.2  Press Release, dated August 3, 1998.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BIO-VASCULAR, INC.

Dated:  September 9, 1998               By: /s/ Connie L. Magnuson
                                           -------------------------------
                                           Connie L. Magnuson
                                           Vice President and Chief
                                           Financial Officer







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                               INDEX TO EXHIBITS
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
     Item                                                                 Method of Filing
     ----                                                               --------------------

      2.1  Acquisition Agreement and Plan of Reorganization by
           and among Bio-Vascular, Inc., Jer-Neen Acquisition,
           Inc., Jer-Neen Manufacturing Co., Inc., George Nelson,
           Jr., Ronald Breckner, James Pfau, Willard Sykes and
           Catherine Sykes dated July 31, 1998....................      Filed electronically
                                                                        herewith.*

     10.1  Employment Agreement dated July 31, 1998 among
           Bio-Vascular, Inc., Jer-Neen Manufacturing Co., Inc.
           and James F. Pfau......................................      Filed electronically
                                                                        herewith.*

     10.2  Change in Control Agreement dated July 31, 1998
           between Bio-Vascular, Inc. and James F. Pfau...........      Filed electronically
                                                                        herewith.*

     99.1  Press Release, dated June 2, 1998......................      Filed electronically
                                                                        herewith.*

     99.2  Press Release, dated August 3, 1998....................      Filed electronically
                                                                        herewith.*

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*Indicates item previously filed.




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